	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2020
	(Unaudited)

Shares		Value
	Common Stocks (116.78%)
	Automotive Dealers and Gasoline Service Stations (3.70%)
250	AutoZone, Inc. (a)	$ 211,500

	Automotive Repair, Services, and Parking (2.54%)
500	AMERCO	145,275

	Building Construction General Contractors and Operative Builders (2.02%)
2,550	LGI Homes, Inc. (a)	115,132

	Building Materials, Hardware, Garden Supply (4.55%)
850	The Home Depot, Inc.	158,703
1,200	Tractor Supply Company	101,460
		260,163

	Business Services (21.42%)
80	Accenture plc	13,061
500	Alphabet Inc. Class A (a)	580,975
2,250	Check Point Software Technologies Ltd. (a)	226,215
4,600	Kforce Inc.	117,622
4,300	Robert Half International Inc.	162,325
1,200	United Rentals, Inc. (a)	123,480
		1,223,678

	Cable & Other Pay Television Services (0.96%)
2,250	AMC Networks Inc. Class A (a)	54,697

	Chemical and Allied Products (10.75%)
1,000	Amgen Inc.	202,730
700	Biogen Inc. (a)	221,466
1,500	Celanese Corporation	110,085
2,100	Westlake Chemical Corporation	80,157
		614,438

	Coal Mining (1.86%)
10,000	Warrior Met Coal, Inc.	106,200

	Depository Institutions (2.49%)
2,300	Citigroup Inc.	96,876
2,400	Citizens Financial Group, Inc.	45,144
		142,020

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (7.08%)
837	Acuity Brands, Inc.	71,697
3,200	Intel Corporation	173,184
1,600	Texas Instruments Incorporated	159,888
		404,769

	Food and Kindred Products (1.64%)
1,500	Medifast, Inc.	93,750

	Home Furniture, Furnishings, and Equipment Stores (1.86%)
2,500	Williams-Sonoma, Inc.	106,300

	Household Appliances (1.47%)
3,000	NACCO Industries, Inc.	83,940

	Industrial and Commercial Machinery and Computer Equipment (5.79%)
1,250	Cummins Inc.	169,150
9,300	HP Inc.	161,448
		330,598

	Insurance Carriers (7.45%)
70	Berkshire Hathaway Inc. Class B (a)	12,798
4,000	Essent Group Ltd.	105,360
4,700	NMI Holdings, Inc. (a)	54,567
5,100	Radian Group Inc.	66,045
750	UnitedHealth Group Incorporated	187,035
		425,805

	Motor Freight Transportation and Warehousing (2.26%)
1,400	J.B. Hunt Transport Services, Inc.	129,122

	Non-Depository Credit Institutions (3.23%)
400	Credit Acceptance Corporation (a)	102,276
2,300	Discover Financial Services	82,041
		184,317

	Oil and Gas Extraction (3.40%)
11,300	Cabot Oil & Gas Corporation	194,247

	Paper and Allied Products (1.82%)
1,200	Packaging Corporation of America	104,196

	Petroleum Refining and Related Industries (3.50%)
3,100	ConocoPhillips Company	95,480
8,000	Valvoline Inc.	104,720
		200,200

	Real Estate (2.37%)
5,000	Marcus & Millichap, Inc. (a)	135,500

	Retail Consulting and Investment (0.00%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (11.26%)
1,200	Ameriprise Financial, Inc.	122,976
400	BlackRock, Inc.	175,988
3,000	SEI Investments Company	139,020
2,101	T. Rowe Price Group, Inc.	205,163
		643,147

	Tobacco Products (3.48%)
3,250	Altria Group, Inc.	125,678
1,000	Philip Morris International Inc.	72,960
		198,638

	Transportation by Air (2.44%)
400	Allegiant Travel Company	32,720
3,000	Southwest Airlines Co.	106,830
		139,550

	Transportation Equipment (6.29%)
110	Honeywell International Inc.	14,717
1,450	LCI Industries	96,904
3,000	Magna International Inc.	95,760
3,700	Meritor, Inc. (a)	49,025
1,600	Oshkosh Corporation	102,928
		359,334

	Wholesale Trade - Durable Goods (1.15%)
4,638	Ituran Location and Control Ltd.	65,906

	Total common stocks (Cost $7,911,822)	6,672,422

	Master Limited Partnerships (0.07%)
	Mining and Quarrying of Nonmetallic Minerals, Except Fuels (0.07%)
383	Ciner Resources LP (Cost $9,874)	3,968

	Preferred Stocks (1.49%)
	Retail Consulting and Investment (1.49%)
235,914	Amerivon Holdings LLC (Cost $497,531) (b)	84,929

	Total investments (Cost $8,419,227) (118.34%) (c)	6,761,319
	Liabilities in excess of cash and other assets (-18.34%)	(1,048,002)

	Net assets (100.00%)	$ 5,713,317

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.
(c) The Fund's total investment portfolio value of $6,761,319 has been pledged as collateral for borrowings under the Fund's credit facility. As of March 31, 2020 there was $990,400 in outstanding borrowing.

See notes to the schedule of portfolio investments.

Notes to Schedule of Portfolio Investments (Unaudited)
Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, Foxby Corp. (the “Fund”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.
Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:
• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not an indication of the risk associated with investing in those securities.
The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:
Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.
Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.
The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.
Assets	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$ 6,672,422	$ -	$ 0	$ 6,672,422
Master limited partnerships	3,968	-	-	3,968
Preferred stocks	-	-	84,929	84,929
Total investments, at value	$ 6,676,390	$ -	$ 84,929	$ 6,761,319

There were no securities transferred from level 1 on December 31, 2019 to level 2 on March 31, 2020.
There were no transfers into or out of level 3 assets during the period.

The Investment Manager, under the direction of the Fund’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Directors. As of March 31, 2020, these investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.
Cost for Federal Income Tax Purposes
As of March 31, 2020, for federal income tax purposes, subject to change, the aggregate cost of securities was $8,419,227 and net unrealized depreciation was $1,657,908, comprised of gross unrealized appreciation of $535,793 and gross unrealized depreciation of $2,193,701. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.
Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of March 31, 2020 were as follows:
	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 497,531	$ 84,929
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 497,531	$ 84,929
Percent of net assets		9%	1%

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political, or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.
Subsequent Events
Subsequent to March 31, 2020, the global economy has continued to be severely impacted by the COVID-19 pandemic. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect the Fund’s performance.